Fees Summary	Dec. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	43,319.35
Total Transaction Valuation	313,681,036.02
Total Offset Amount	0.00
Net Fee	$ 43,319.35